EXHIBIT 10.14(d)
                         AMENDMENT No. 4 dated as of
                    October 16, 1995 (this "Amendment"), to
                    the Credit Agreement dated as of May 11, 1994, as amended by Consent and Amendment No. 1 thereto dated as of February 23, 1995, Waiver and Amendment No. 2 thereto dated as of June 9, 1995, and Waiver and Amendment No. 3 thereto dated as of July 14, 1995 (as the same may be further amended, restated, supplemented, waived or otherwise modified from time to time, the "Credit Agreement"), among Jefferson Smurfit Corporation, a Delaware corporation ("JSC"); Jefferson Smurfit Corporation (U.S.), a Delaware corporation ("Old JSCUS"); Container Corporation of America, a Delaware corporation ("CCA"); the lenders named therein (the "Lenders"); Chemical Bank, a New York banking corporation, and Bankers Trust Company, a New York banking corporation ("BTCo"), as senior managing agents (in such capacity, the "Senior Managing Agents") for the Lenders; the fronting banks named therein (the "Fronting Banks"); and Chemical Bank, as swingline lender (in such capacity, the "Swingline Lender"), administrative agent (in such capacity, the "Administrative Agent") and collateral agent (in such capacity, the "Collateral Agent").

          A. Pursuant to the terms and subject to the conditions contained in the Credit Agreement, the Lenders, the Swingline Lender and the Fronting Banks have extended, and have agreed to extend, credit to the Borrower (as defined below).

          B.  As of December 31, 1994, (i) pursuant to
Section 7.12(c) of the Credit Agreement, JSCE, Inc. assumed all the obligations of Old JSCUS under the Loan Documents;
(ii) pursuant to Section 7.05 of the Credit Agreement, Old
JSCUS was merged with and into CCA, with CCA surviving such merger; and (iii) CCA changed its name to Jefferson Smurfit
Corporation (U.S.) (referred to in this Amendment as the "Borrower").


          C. The Borrower has requested that the Credit Agreement be amended so that (a) the interest rate spreads from time to time applicable to the Revolving Loans and the Tranche A Term Loans pursuant to Section 2.06(c) of the Credit Agreement shall be determined by reference only to JSC's consolidated leverage ratio (rather than by reference to both JSC's consolidated leverage ratio and its consolidated interest coverage ratio), (b) the level of the Commitment Fees that accrue from time to time on the Revolving Commitments pursuant to Section 2.05(a) of the Credit Agreement shall also be determined by reference to JSC's consolidated leverage ratio and (c) the requirements of Section 7.17(e) of the Credit Agreement as to the type of consideration received in connection with any sale of assets would not apply to any sale of assets with a fair market value of less than or equal to $5,000,000.

          D. Each Lender holding Tranche A Term Loans and each Lender with a Revolving Credit Commitment (such Lenders also representing the Required Lenders) is willing to so amend the Credit Agreement on the terms and subject to the conditions set forth herein.

          E. Capitalized terms used but not defined herein shall have the meanings assigned to them in the Credit
Agreement.

          Accordingly, in consideration of the mutual agreements herein contained and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto agree as follows:

          SECTION 1.  Amendment to Section 1.01 of the
Credit Agreement. Section 1.01 of the Credit Agreement is hereby amended by inserting after the definition of the term
"Commitment Fee" therein the following:

          "'Commitment Fee Percentage' shall mean 0.50% per annum, subject to adjustment in accordance with Section
     2.06(c)."

          SECTION 2.  Amendment to Section 2.05(a) of the
Credit Agreement. Section 2.05(a) of the Credit Agreement is hereby amended (a) by deleting from the fourth line thereof the words "as determined below" and substituting therefor the words "equal to the Commitment Fee Percentage" and (b) by deleting the third and fourth sentences thereof.

          SECTION 3.  Amendment to Section 2.06(c) of the
Credit Agreement. Section 2.06(c) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

          "(c) So long as no Event of Default shall have occurred and be continuing, on each occasion that, as of the last day of any fiscal quarter ending on or after September 30, 1995, the ratio of (i) the Indebtedness of JSC and its consolidated Subsidiaries on such date to (ii) Consolidated EBITDA for the period of four consecutive fiscal quarters ending on such date (such ratio being referred to herein as the "Consolidated Leverage Ratio") shall fall within one of the Categories set forth on the table below, the Commitment Fee Percentage, the ABR Spread and the LIBOR Spread in respect of Tranche A Term Loans and Revolving Loans shall be automatically changed, if necessary, to reflect the percentages indicated for such Category on the table below, with any such change to be effective
     (x) in the case of the Commitment Fee Percentage, with respect to the unused amounts of the Commitments on and after the date of delivery to the Administrative Agent of the certificate described in Section 6.04(d) relating to such fiscal quarter, (y) in the case of the ABR Spread, with respect to all ABR Loans outstanding on and after the date of delivery to the Administrative Agent of such certificate and (z) in the case of the LIBOR Spread, with respect to all Loans made on and after the date of delivery to the Administrative Agent of such certificate.


                                                              Committment
Category 1                    ABR Spread       LIBOR Spread   Fee Percentage

When none of the Categories
below is applicable              1.50%             2.50%         0.50%
Category 2
4.25 to 1 or lower               1.25%             2.25%         0.50%
Category 3
4.00 to 1 or lower               1.00%             2.00%         0.50%
Category 4
3.50 to 1 or lower               0.75%             1.75%         0.375%
Category 5
3.00 to 1 or lower               0.50%             1.50%         0.375%
Category 6
2.50 to 1 or lower               0.25%             1.25%         0.375%
Category 7
2.25 to 1 or lower               0.00%             1.00%         0.25%

     The applicable Category in the table above at any time will be the Category with the lowest percentages for which the Consolidated Leverage Ratio is satisfied at such time. In the event that any condition that gives rise to any change in a Category pursuant to the first sentence of this Section 2.06(c) is no longer satisfied as of the end of any subsequent fiscal quarter, on and after the date of delivery to the Administrative Agent of the certificate described in Section 6.04(d) relat-ing to such subsequent fiscal quarter, the Commitment Fee Percentage, the ABR Spread and the LIBOR Spread shall be automatically changed to reflect the Category indicated by such certificate, with any such change to be effective (x) in the case of the Commitment Fee Percentage, with respect to the unused amounts of the Commitments on and after the date of delivery to the Administrative Agent of the certificate described in
     Section 6.04(d) relating to such fiscal quarter, (y) in the case of the ABR Spread, with respect to all ABR Loans outstanding on and after the date of delivery to the Administrative Agent of such certificate and (z) in the case of the LIBOR Spread, with respect to all Loans made on and after the date of delivery to the Administrative Agent of such certificate. Notwith-standing the foregoing, at any time during which JSC has failed to deliver the certificate described in
     Section 6.04(d) with respect to a fiscal quarter in accordance with the provisions thereof, or at any time that an Event of Default shall have occurred and shall be continuing, the Commitment Fee Percentage shall be reset, if necessary, to be 1/2 of 1%, the ABR Spread shall be reset, if necessary, to be 1-1/2% and the LIBOR Spread shall be reset, if necessary, to be 2-1/2% until such time as JSC shall deliver such certificate in accordance with the provisions of Section 6.04(d) or such Event of Default shall be cured or waived."

          SECTION 4. Amendment to Section 7.17(e) of the Credit Agreement. Section 7.17(e) of the Credit Agreement is hereby amended by inserting immediately after the words "(other than to a Material Subsidiary)" in the second and third lines thereof the words ", in a single transaction or a series of related transactions, having a fair market value in excess of $5,000,000".

          SECTION 5. Representations and Warranties. To induce the other parties hereto to enter into this Amendment, each of JSC, JSCE and the Borrower represents and warrants to each of the Lenders, the Administrative Agent, the Senior Managing Agents, the Fronting Banks, the Swingline Lender and the Collateral Agent that, after giving effect to this Amendment, (a) the representations and warranties set forth in Article IV of the Credit Agreement are true and correct in all material respects on and as of the date hereof with the same effect as though made on and as of the date hereof, except to the extent such representations and warranties expressly relate to an earlier date, and (b) no Default or Event of Default has occurred and is continuing.

          SECTION 6. Conditions to Effectiveness; Agreement as to Fees and Spreads. (a) This Amendment shall become effective on the date that the Administrative Agent shall have received counterparts of this Amendment that, when taken together, bear the signatures of JSC, JSCE, the Borrower, the Guarantors and the Required Lenders. It shall be an additional condition precedent to the effectiveness of the amendments contained in Sections 1, 2 and 3 hereof that the Administrative Agent shall have acknowledged receipt of (the date of such acknowledgement being the "Pricing Effective Date") (i) counterparts of this Amendment that, when taken together, bear the signatures of each Lender holding a Tranche A Term Loan and each Lender with a Revolving Credit Commitment and (ii) either (A) the certificate described in Section 6.04(d) of the Credit Agreement relating to the fiscal quarter ending September 30, 1995 (together with the related unaudited financial statements, the "Financial Statement Certificate") or (B) a certificate of a Financial Officer of JSC (x) certifying that no Default or Event of Default has occurred and is continuing and (y) setting forth the computation of the Consolidated Leverage Ratio for the fiscal quarter ending September 30, 1995, in reasonable detail satisfactory to the Administrative Agent (the "Ratio Calculation Certificate").

          (b) Each party hereto hereby agrees that (i) notwithstanding anything to the contrary contained in
Section 2.06(c)(z) of the Credit Agreement as amended hereby, any change in the LIBOR Spread with respect to any Eurodollar Revolving Loans and Eurodollar Term Loans consisting of Tranche A Term Loans resulting from the Administrative Agent's receipt of the Financial Statement Certificate or the Ratio Calculation Certificate for the fiscal quarter ending September 30, 1995, shall become effective as of the Pricing Effective Date with respect to all such Loans, including those outstanding on the Pricing Effective Date, and (ii) any change in the ABR Spread or the level of the Commitment Fee resulting from the Administrative Agent's receipt of either such certificate shall become effective as of the Pricing Effective Date.

          (c) Each party hereto hereby agrees that, with respect to the fiscal quarter ending September 30, 1995, if JSC delivers to the Administrative Agent a Ratio Calculation Certificate, such certificate shall be used to calculate any applicable change in the Commitment Fee Percentage, the ABR Spread or the LIBOR Spread (with respect to any Eurodollar Revolving Loans and Eurodollar Term Loans consisting of Tranche A Term Loans) as provided in Section 2.06(c) of the Credit Agreement as amended hereby; provided, however, that if the Financial Statement Certificate, when delivered in accordance with Section 6.04(d) of the Credit Agreement, indicates that the Consolidated Leverage Ratio for the fiscal quarter ending September 30, 1995 was in a lower Category (i.e. a Category with higher spreads and fees) than the Category indicated by the Ratio Calculation Certificate, then (i) the Commitment Fee Percentage, the ABR Spread and the LIBOR Spread (with respect to any Eurodollar Revolving Loans and Eurodollar Term Loans consisting of Tranche A Term Loans) shall be changed to reflect the Category indicated by the Financial Statement Certificate effective the date of delivery of the Financial Statement Certificate to the Administrative Agent, and (ii) the Borrower shall pay to the Administrative Agent for the benefit of the applicable Lenders, on such date of delivery, the amount of such additional interest and Commitment Fees (which amounts shall be determined by the Administrative Agent and shall be conclusive in the absence of manifest error) as would have accrued on the Loans and the Commitments for the period from the Pricing Effective Date to but excluding such date of delivery of the Financial Statement Certificate, assuming that the Commitment Fee Percentage, the ABR Spread and the LIBOR Spread for such period had been in the Category indicated by such Financial Statement Certificate.

          SECTION 7.  Effect of Amendment.  Except as
expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of the Lenders, the Fronting Banks, the Swingline Lender, the Collateral Agent, the Administrative Agent, the Senior Managing Agents, JSC, JSCE, the Borrower or the Guarantors under the Credit Agreement or any other Loan Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect. Nothing herein shall be deemed to entitle JSC, JSCE, the Borrower or the Guarantors to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document in similar or different circumstances.

          SECTION 8.  Consent of Guarantors.  The Guarantors
hereby acknowledge and consent to the terms and conditions of this Amendment.

          SECTION 9. Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument. Delivery of any executed counterpart of a signature page of this Amendment by facsimile transmis-sion shall be as effective as delivery of a manually executed counterpart hereof.

          SECTION 10.  APPLICABLE LAW.  THIS AMENDMENT SHALL
BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS
OF THE STATE OF NEW YORK.

          SECTION 11.  Headings.  The headings of this
Amendment are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.


          IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their duly authorized officers, all as of the date and year first above written.


JEFFERSON SMURFIT CORPORATION,

  by

    Name:
    Title:


JSCE, INC.,

  by

    Name:
    Title:


JEFFERSON SMURFIT CORPORATION
(U.S.),

  by

    Name:
    Title:


CHEMICAL BANK, individually
and as Administrative Agent,
Collateral Agent, Senior
Managing Agent and Swingline
Lender,

  by

    Name:
    Title:


BANKERS TRUST COMPANY,
individually and as Fronting
Bank and Senior Managing
Agent,

  by

    Name:
    Title:

NAME OF INSTITUTION:




  by
     ________________________
     Name:
     Title:

Acknowledged and consented to
as of the day and year first
above written:

SMURFIT NEWSPRINT CORPORATION,

  by

    Name:
    Title: